UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ALCOA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Alcoa 201 ISABELLA STREET, SUITE 500 PITTSBURGH, PA 15212 Your Vote Counts! ALCOA CORPORATION 2026 Annual Meeting Annual Meeting Date: May 6, 2026 Time: 5:30 p.m., Eastern Daylight Time Location: www.virtualshareholdermeeting.com/AA2026 Vote by May 5, 2026 11:59 PM Eastern Daylight Time. For shares held in an Alcoa savings plan vote by May 3, 2026 11:59 PM Eastern Daylight Time.V88431-P45809 You invested in ALCOA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting. Important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2026. You may view the proxy materials online at www.ProxyVote.com, scan the QR Barcode below, or easily request paper copies (see below). Get informed before you vote View the Notice, Proxy Statement, Proxy Card, and Annual Report on Form 10-K online OR you can receive free paper or email copies of the material(s) by requesting prior to April 22, 2026. If you would like to request a paper or e-mail copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You will not otherwise receive a paper or e-mail copy. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Electronically During the Meeting* May 6, 2026 5:30 p.m. Eastern Daylight Time www.virtualshareholdermeeting.com/AA2026 Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will also provide instructions to vote the shares via phone.*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of 11 director nominees to serve for one-year terms expiring in 2027	
1a.	Thomas J. Gorman	For
1b.	John A. Bevan	For
1c.	Mary Anne Citrino	For
1d.	Alistair Field	For
1e.	Pasquale (Pat) Fiore	For
1f.	Brian R. Galovich	For
1g.	James A. Hughes	For
1h.	Roberto O. Marques	For
1i.	William F. Oplinger	For
1j.	Carol L. Roberts	For
1k.	Jackson (Jackie) P. Roberts	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for 2026	For
3.	Approval, on an advisory basis, of the Company's 2025 named executive officer compensation	For
4.	Approval of the Alcoa Corporation Stock and Incentive Compensation Plan (as Amended and Restated)	For

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